UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2007
MDI, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10226 San Pedro Avenue
San Antonio, Texas		78216
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (210) 582-2664
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
Securities Purchase Agreement
Registration Rights Agreement
Form of Warrant
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On May 7, 2007, MDI, Inc. (“MDI”) entered into a Securities Purchase Agreement and Registration Rights Agreement with certain institutional investors identified in the schedule of buyers to the Securities Purchase Agreement attached hereto as Exhibit 99.2 (the “Investors”) providing for the sale by MDI of 2,395,210 shares of common stock priced at $1.67 per share and warrants totaling 1,197,605 shares exercisable at $2.51 having a five year term from the date of issuance. MDI is obligated to register the shares and warrant shares for resale on a registration statement within 90 days. The total cash received by MDI at closing was $4,000,000, from which approximately $40,000 will be dispersed as transaction related expenses.
A copy of the Securities Purchase Agreement, Registration Rights Agreement and form of Warrant is attached to this Current Report as respectively, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.
Item 3.02 Unregistered Sales of Equity Securities.
     As set forth in Item 1.01 above which item is incorporated by reference, MDI sold unregistered equity securities to the Investors. The total amount of consideration received by MDI was $4,000,000, before approximately $40,000 in deal related expenses. The exemption from registration relied upon was Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated there under. As part of the sale, warrants totaling 1,197,605 shares are to be issued at closing to the Investors. The warrants are exercisable at $2.51 per share and have a five year term from the date of issuance.
Item 8.01. Other Events.
     On May 7, 2007, MDI issued a press release announcing the execution of the Securities Purchase Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.5 and is incorporated herein by reference.
     Item 9.01 Financial Statements and Exhibits.
     Exhibits. The following exhibits are being filed herewith:
99.2	Securities Purchase Agreement between MDI and the Investors.

99.3	Registration Rights Agreement between MDI and the Investors.

99.4	Form of Warrant to be issued to the Investors.

99.5	Press Release issued by MDI dated May 7, 2007.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
          The information contained in this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Dated: May 7, 2007	MDI, Inc.

By: /s/ Richard A. Larsen

Richard A. Larsen Senior Vice President, General Counsel and Secretary